Trade and other payables	12 Months Ended
Jun. 30, 2019
Trade and other payables
Trade and other payables

22 Trade and other payables

	2019	2018
	£’000	£’000
Trade payables	196,644	266,316
Other payables	4,689	4,754
Accrued expenses	94,381	83,280
Social security and other taxes	13,855	17,917
	309,569	372,267
Less: non-current portion
Trade payables	77,438	102,067
Other payables	1,745	2,204
Non-current trade and other payables	79,183	104,271
Current trade and other payables	230,386	267,996

(i)Accounting policy

Trade and other payables are liabilities for goods and services provided to the Group prior to the end of the financial year which are unpaid. They are recognized initially at their fair value and subsequently measured at amortized cost using the effective interest method. They are classified as current liabilities if payment is due within one year or less. If not they are presented as non-current liabilities.

(ii)Amounts included in trade payables

Trade payables include transfer fees and other associated costs in relation to the acquisition of registrations of £187,544,000 (2018: £258,316,000) of which £77,438,000 (2018: £102,067,000) is due after more than one year. Of the amount due after more than one year, £59,889,000 (2018: £65,495,000) is expected to be paid between 1 and 2 years, and the balance of £17,549,000 (2018: £36,572,000) is expected to be paid between 2 and 5 years.

(iii)Amounts included in accrued expenses

Accrued expenses include £1,165,000 (2018: £4,795,000) related to share‑based payment transactions expected to be cash‑settled.

(iv)Fair value of trade payables

The fair value of trade payables as at 30 June 2019 was £199,922,000 (2018: £270,548,000) before discounting of cash flows. The fair value of other payables is not materially different to their carrying amount.